QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23(a)

Consent of PricewaterhouseCoopers LLP

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 033-75676 and 333-104901) of Haggar Corp. of our reports dated November 5, 2003 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.

                      PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
December 11, 2003

QuickLinks

EXHIBIT 23(a) Consent of PricewaterhouseCoopers LLP
Consent of Independent Auditors